SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: November 22, 2013

KENILWORTH SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEW YORK	0-08962	84-1641415
(STATE OR OTHER	(COMMISSION FILE NO.)	(IRS EMPLOYER
JURISDICTION OF		IDENTIFICATION
INCORPORATION)		NUMBER)

626 RXR PLAZA, UNIONDALE, NY	11556
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)	(ZIP CODE)

(516) 741-1352

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Kenilworth Systems Corporation (KENS:PK) has formalized the on-going relationship with the technical engineers responsible for coordinating the completion of the WagerPort technology. Kenilworth’s WagerPort system consists of many, highly complex, sub-systems including the data acquisition module, which is now in proto-type; video and audio streaming servers; multiple gaming engines; highly secure network architecture; highly secure financial transaction software; graphical user interface; supervisory modules; and monitoring networks. The project also requires the writing of considerable amounts of proprietary software, which is well underway.

The consultant hired by Kenilworth is Maritime Communications Group (MCG) (www.maricoms.net). MCG has offices and professionals based in the USA, UK, and EC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Registrant

/s/ Dan W. Snyder
Dan W. Snyder, Chairman

Dated: November 22, 2013